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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 August 19, 2004
                Date of Report (date of earliest event reported)

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                                 Autodesk, Inc.
             (Exact name of Registrant as specified in its charter)

            Delaware                  000-14338             94-2819853
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 (State or other jurisdiction of     (Commission         (I.R.S. Employer
 incorporation or organization)      File Number)      Identification Number)

                               111 McInnis Parkway
                          San Rafael, California 94903
                          ----------------------------
                    (Address of principal executive offices)

                                 (415) 507-5000
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              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)

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Item 7. Financial Statements and Exhibits

      (c)   Exhibits

Exhibit No.  Description
-----------  -----------

99.1 Press Release, dated as of August 19, 2004, entitled "Autodesk Second Quarter Revenues Increase 32 Percent, Pro-Forma Net Income Increases 225 Percent".

Item 12.  Results of Operations and Financial Condition

      On August 19, 2004, Autodesk, Inc. issued a press release reporting its results for the three months and six months ended July 31, 2004. The press release is attached as Exhibit 99.1.

      This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          AUTODESK, INC.

                                       By:/s/  ALFRED J. CASTINO
                                          -----------------------
                                          Alfred J. Castino
                                          Senior Vice President and
                                            Chief Financial Officer

Date: August 19, 2004


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                                  EXHIBIT INDEX

Exhibit No.  Description
-----------  -----------

99.1 Press Release, dated as of August 19, 2004, entitled "Autodesk Second Quarter Revenues Increase 32 Percent, Pro-Forma Net Income Increases 225 Percent".